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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2002

CORNELL COMPANIES, INC.
Exact Name of Registrant as Specified in its Charter

DELAWARE State of Incorporation or Organization	1-14472 Commission File Number	76-0433642 I.R.S. Employer Identification No.
1700 WEST LOOP SOUTH, SUITE 1500 HOUSTON, TEXAS Address of Principal Executive Offices	77027 (Zip Code)

(713) 623-0790
Registrant's telephone number,
including area code

Page 1 of 4 Pages
The Exhibit Index Appears on Page 4

INFORMATION TO BE INCLUDED IN REPORT

Item 5. Other Events.

        On September 18, 2002, the Company issued a press release filed herewith as Exhibit 99.1 announcing that it has named Thomas R. Jenkins Jr. as President.

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit 99.1	Press Release dated September 18, 2002.

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The Exhibit Index Appears on Page 4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2002

CORNELL COMPANIES, INC.
By:	/s/ JOHN L. HENDRIX John L. Hendrix Senior Vice President and Chief Financial Officer

Page 3 of 4 Pages
The Exhibit Index Appears on Page 4

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated September 18, 2002.

Page 4 of 4 Pages
The Exhibit Index Appears on Page 4

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INFORMATION TO BE INCLUDED IN REPORT
SIGNATURE
EXHIBIT INDEX